o ZTIFI P-1
  ZT444 P-1


                       SUPPLEMENT DATED DECEMBER 15, 2006
          TO THE PROSPECTUSES DATED MAY 1, 2006 AND SEPTEMBER 18, 2006
                                       OF
                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                             Foreign Equity Series
                             Emerging Market Series
                           Foreign Smaller Companies

The prospectus is amended as follows:

REPLACE THE SECTION UNDER "QUALIFIED INVESTORS" WITH THE FOLLOWING:

For all purchases made after December 15, 2006, the following investors or investments may qualify to buy shares of the Funds:

 o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you. Minimum initial investment: $1 million.

 o Current and former officers, trustees, directors, full-time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

 o Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.:
 1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust.

 o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.

 o An Employer Sponsored Retirement Plan (Plan) with Plan assets of $1 million or more that is not an Existing DCS Plan. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (a Qualified Plan) under section 401(a) of the Internal Revenue Code
 (Code), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. An "Existing DCS Plan" is an Employer Sponsored Retirement Plan that has contracted on or before May 1, 2006 for participant level recordkeeping with an affiliate of Distributors (the Recordkeeping Affiliate) or with the entity identified in the Recordkeeping Affiliate's small business plan promotional materials. An Existing DCS Plan will become eligible to purchase shares on May 1, 2007.

 o An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.

               Please keep this supplement for future reference.